Tenant

DATED THIS 26th DAY OF JUNE 2024

BETWEEN

TAI BENG HWA
NRIC NO: 670122-01-6266
(the '**Landlord**')

AND

GIGABIT SPACE SDN BHD
COMPANY NO: 202401015964 (1561814-T)
(the '**Tenant**')

TENANCY AGREEMENT

UNIT 12-5, LEVEL 12, MENARA MBMR,
NO. 1, JALAN SYED PUTRA,
58000 KUALA LUMPUR.

MESSRS KOO CHEONG & SONY SHEE
Advocates & Solicitors
22A-2, Jalan Puteri 2/5,
Bandar Puteri Puchong,
47100 Puchong,
Selangor Darul Ehsan
Tel: 03-8069 1688
Fax: 03-8069 1488
Email: kcsspuchong@gmail.com
Ref: PU.TA.589.24.GIGABIT SPACE SDN BHD

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

SIJIL SETEM

ASAL

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	L01EC24AA3XB016
Jenis Surat Cara *Type Of Instrument*	PERJANJIAN SEWA SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	26/06/2024
Balasan *Consideration*	RM 0.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
TAI BENG HWA, (670122016266)

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
GIGABIT SPACE SDN BHD, (1561814T, 202401015964)

Butiran Harta / Suratcara *Property / Instrument Description*
UNIT 12-5, LEVEL 12, MENARA MBMR, NO. 1, JALAN SYED PUTRA, KUALA LUMPUR, 58000, WILAYAH PERSEKUTUAN KUALA LUMPUR

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	B0167A240733330
Tarikh Penyeteman *Date of Stamping*	12/07/2024
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 462.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 462.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 37

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date : 12/07/2024 09:48:38*

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

--- *tamat/end* ---

TENANCY AGREEMENT

AN AGREEMENT (the 'Agreement') made on the date stated in **Section 1 of the First Schedule** hereto

BETWEEN

the party whose name and particulars are stated in **Section 2 of the First Schedule** hereto (the 'Landlord') of the first part;

AND

the party whose name and particulars are stated in **Section 3 of the First Schedule** hereto (the 'Tenant') of the other part.

PREAMBLE

WHEREAS the Landlord is the registered proprietor of the property described in **Section 4 of the First Schedule** hereto (the 'Demised Premises');

AND WHEREAS the Landlord has agreed to let and the Tenant has agreed to rent the Demised Premises upon the terms and conditions hereinafter stipulated.

NOW IT IS HEREBY AGREED as follows:-

1. The Landlord lets and the Tenant rents the Demised Premises for a period as specified in **Section 6 of the First Schedule** from the date of commencement to the date of expiration as specified in **Section 7** and **Section 8 of the First Schedule** respectively at the monthly rent as specified in **Section 9 of the First Schedule**, which shall be paid to the Landlord in advance on or before the seventh (7th) day of each calendar month.

2. Upon the execution of this Agreement, the Tenant shall pay the Landlord the sum as specified in **Section 10(a) and Section 10(b) of the First Schedule** by way of deposit and security for the due observance and performance of the terms and conditions of this agreement by the Tenant (the 'Security Deposit' and the 'Utility Deposit' respectively).

3. **THE TENANT HEREBY COVENANTS WITH THE LANDLORD** as follows:-

   (a) To pay the Landlord the rent hereby reserved on the days and in the manner aforesaid;

   (b) To pay the sum stipulated in **Section 10(a) and Section 10(b) of the First Schedule** hereto by way of deposit as security for due observance and performance of the terms and conditions of this agreement by the Tenant;

(c) To pay the relevant authority for water, electricity, sewerage and/or gas consumed or used within the Demised Premises;

(d) To keep the said Demises Premises in good and tenable repair and condition, and to replace any part of the Demised Premises which shall be broken or damaged by the Tenant and/or his/her servants or agents;

(e) To keep and maintain the fitting and fixtures, furniture and electrical items in the Demised Premises (if any) in good condition and to repair any damage to the mentioned items;

(f) Not to assign, sublet or part with possession of the Demised Premises or any part thereof without the prior written consent of the Landlord;

(g) To permit the Landlord or his/her/their agents with or without workmen or other upon prior notice to enter upon and examine the conditions of the Demised Premises;

(h) Not to do or permit or suffer to be done anything whereby the policies of insurance on the Demised Premises or on the said Building against damage by fire may become void or avoidable or whereby the premium thereon is increased and to make good all damage suffered by the Landlord and to repay to the Landlord on demand all sums by the Landlord by way of increased premium and expenses incurred by the Landlord in or about any renewal of such policy or policies rendered necessary by the breach or non-observance of this covenant without prejudice to the other right of the Landlord;

(i) To notify the Landlord before carrying out any partitioning or alteration works upon the Demised Premises;

(j) To keep the interior of the Demised Premises and all part including all doors, windows, glasses, locks and other fixture and additions in a good state of repair and condition (fair, wear and tear and damage by accident, fire and storm accepted) and to yield up the same at the term hereby created or any extension thereof in the same state of repair and conditions;

(k) To clean up the Demised Premises upon the expiry or earlier determination of the term herein, and if the Landlord shall request so, to reinstate the Demised Premises to a good and tenantable repair and condition and/or its original state before handing over vacant possession of the same to the Landlord;

(l) Not to do or permit to be done upon the Demised Premises anything which is unlawful and/or immoral and in the opinion of the Landlord may constitute nuisance;

(m) To use the Demised Premises only for the purposes specified in **Section 5 of the First Schedule** hereto, where the Tenant shall be responsible for obtaining the proper consent, registration and/or licenses for the carrying on of any trade

business or profession in the Demised Premises and shall indemnify the Landlord against any claim loss or liability arising from the breach of this clause;

(n) In addition to clause 3 (n) above, not to use or permit or suffer the use of the Demised Premises or any part thereof:-

(i) **Emission of odour**: for any business or trade which emit, accumulate and disseminate or may emit, accumulate and disseminate any unpleasant odour or which accumulate dirt or cause nuisance or annoyance to the general public and the neighbouring occupiers;

(ii) **Dangerous chemicals**: for any business or trade dealing with substances and chemicals of any explosive and dangerous character and their by-products;

(iii) **Auction**: as a place for public or private auction;

(iv) **Funeral**: as funeral parlour or for any business or trade in connection with the supply of items or services for funeral and other funeral related occasions;

(v) **Supernatural**: for any business or trade in connection with or related to the supernatural and/or the occult;

(vi) **Worship**: for the setting up of places of worship and prayer in respect of any cult, religion or belief;

(vii) **Political**: for any religious or political activity;

(viii) **Recreation**: for video games (including computer games) or other types of recreational activities (including without limitations pinball and/or billiard saloons and/or snooker parlours);

(ix) **Gaming**: for any business or trade that involves gaming in any form;

(x) **Public entertainment**: for any business or trade for public entertainment and/or amusement except with the prior written approval of the Landlord;

(xi) **Massage**: as massage parlour or any related activity;

(xii) **Social Escort**: for any form of social escort agency or related activity;

(xiii) **Immoral activities**: for any immoral, lewd, improper, offensive or unlawful activity including without limitation the operation of brothels or sales, advertising, display and/or exhibition of pornographic materials;

(xiv) **Liquor**: for the manufacture distribution sale by wholesale or storage of liquor other than for retailing purpose;

(xv) **Credit office**: for any business or activity including but not limited to granting and collecting credit loan, personal credit facilities and/or mortgage loan;

(xvi) **Storeroom**: for the purpose of storage or bringing upon the Demised Premises or any part thereof any goods and/or supplies;

(xvii) **Hostel and/or accommodation**: as a place to provide lodging and/or accommodation to any group of people including but not limited to students, workers and/or travellers;

(xviii) **Business outside of permitted use**: conduct of any business or use other than that stated in **Section 5 of the First Schedule**;

(xix) **Illegal activities**: any business or activity which is prohibited by laws in Malaysia.

(o) To notify forthwith the Landlord in writing of any notice served by any competent authority and with all due speed to comply with the term of the said notice and to keep the Landlord indemnified from and against all auctions, costs, claims, demand and liability in respect thereof;

(p) To top up any shortfall of the Security Deposit and the Utility Deposit pursuant to any increase in the Monthly Rent of the Demised Premises during the renewal term within fourteen (14) days from the date of commencement of the renewal term, with or without demand from the Landlord (if applicable);

(q) Not to install or cause to be installed in the Demised Premises any heavy equipment or electrical appliance consuming high voltage without the prior written consent of the Landlord;

(r) To apply and/or procure the provision of water and electricity supply at the Tenant's own costs and expenses and under the Tenant's name;

(s) Not to tamper or cause to be tampered alter interfere bypass any of the utility meter including but not limited to the water and/or electric meters of the Demised Premises in any way whatsoever, and to defend, save harmless and/or indemnify the Landlord against all liability, cost and damage arising out of or in any way connected to the breach of this clause as well as the payment, non-payment or late payment of any and all charges or deposits to any utility company; and

(t) At all times during the term hereby created, to comply with all such requirements as may be imposed on the Tenant by any Ordinance or Act of Parliament now or hereinafter in force and any order, rules, regulations, requirement and notices thereunder.

4. **THE LANDLORD HEREBY COVENANTS WITH THE TENANT** as follows: -

(a) To pay all quit rent and assessment from time to time payable in respect of the Demised Premises;

(b) To keep the roof, main structure, wall and the main drains and pipes of the Demised Premises in good and tenable repair and conditions;

(c) To keep the Demised Premises insured against fire and to pay all premium necessary therefor; and

(d) Provided that the Tenant pays the rent hereby reserved and performing and observing the several covenants and stipulations on the Tenant's part herein contained, to allow the Tenant peaceably hold and enjoy the Demised Premises during the term hereby created without any interruption by the Landlord or any person or persons lawfully claiming through, under or in trust for the Landlord.

5. **PROVIDED ALWAYS AND IT IS EXPRESSLY AGREED** as follow: -

(a) That if the rent hereby reserved or any part thereof shall be in arrears and unpaid after the same shall have become due (whether formally demanded or not) or if the Tenant shall make default in the observance or performance of any of the covenants on its part herein contained, or if the Tenant shall have committed an act of bankruptcy or shall have made any arrangements with his/her/their creditor by composition or otherwise or suffered any distress or attachment or execution to be levied against his/her/their goods, then in any such cases it shall be lawful for the Landlord at any time hereafter to serve a notice of seven (7) days upon the Tenant, and on the expiration of the said notice the Landlord shall forthwith be at liberty to re-enter upon the Demised Premises or any part thereof in the name of the whole and whereupon this tenancy shall absolutely be terminated but without prejudice to the right of action of the Landlord in respect of any breach of the Tenant's covenant herein contained;

(b) If the Tenant shall unilaterally terminate the Tenancy before the expiry of any term hereby created, the Security Deposit and the Utility Deposit as stipulated in **Section 10(a) and Section 10(b) of the First Schedule** shall be absolutely forfeited by the Landlord without prejudice to the Landlord's right to claim for breach of this Agreement; and

(c) If the Landlord shall unilaterally terminate the Tenancy before the expiry of the term hereby created, the Landlord shall pay a compensation equivalent to two (2) months' Monthly Rent to the Tenant as well as refund all the Security Deposit and Utility Deposit to the Tenant within fourteen (14) days from the termination thereof.

(d) That if the Demised Premises or any part thereof shall be destroyed or damaged by fire or otherwise so as to be unfit for occupation or use, the Landlord shall not be bound to rebuild or reinstate the same unless the Landlord decides to rebuild or to reinstate the Demised Premises. Provided the monies payable under any policy

of insurance effected by the Landlord shall not have become irrecoverable through any act of default of the Tenant, its servants and/or agents, the rent herein reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable until the Demised Premises shall be again rendered fit for occupation and use. In the event of the Landlord deciding not to rebuild or reinstate the Demised Premises, then the rent hereby reserved shall be ceased and determined from the happening of such destruction or damage as aforesaid and the Tenant shall peaceably and quietly leave, surrender any yield up to the Landlord possession of the Demised Premises and subject to any further deduction the Landlord shall refund to the Tenant all deposits, if any, due to the Tenant.

6. The option to renew the tenancy for **one (1) further term of one (1) year** as stipulated in **Section 11 of the First Schedule** is subject to mutual agreement between both parties herein and subject to the terms and conditions and at a rent to be mutually agreed based on the prevailing market value.

7. In the event that the Tenant is desirous to exercise its option to renew the tenancy for a further term of **one (1) year** as stipulated in **Section 11 of the First Schedule**, the Tenant shall, at least three (3) months before the expiry of the term hereby created, serve to the Landlord a written notice of its said intention whereupon the Landlord shall grant to the Tenant a further term of **one (1) year** PROVIDED ALWAYS that the Tenant shall not be in breach of any terms and conditions of this Agreement and the Tenant has made good all the damage caused by the Tenant within or outside the Demised Premises.

   For avoidance of doubt, in the event that there is no such written notice to renew the tenancy from the Tenant at least three (3) months before the expiry of the term hereby created, the Landlord shall have the absolute discretion to deem the Agreement renewed upon the terms and conditions of the Agreement, or renewed on an ad-hoc basis, or terminated upon the expiry of the term without further consent and/or authorisation from the Tenant. The Landlord shall nevertheless, promptly inform the Tenant of its decision to renew or terminate the Agreement, as the case may be.

8. Any notice or other documents or writing required to be served, delivered and/or given to the Tenant hereunder shall be deemed adequately served if left addressed to the Tenant at the Demised Premises or sent to the Tenant by registered post addressed to the Tenant's last known address in Malaysia.

   Any notice or other documents or writing required to be served, delivered and/or given to the Landlord hereunder shall be deemed adequately served if delivered personally to the Landlord, or sent by registered post addressed to the Landlord's address herein or the Landlord's last known address in Malaysia.

9. The Schedule in this Agreement shall be taken, read and construed as an essential part of this Agreement.

10. Time wherever mentioned in this Agreement shall be of the essence of this Agreement.

11. In this Agreement, words importing the singular number shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders.

12. All stamp duties and any charges or expenses incidental to this Agreement shall be borne and paid by the Tenant.

13. Both Landlord and Tenant are fully & well aware of the content of the Tenancy Agreement and shall not hold the solicitor responsible for any outcomes or circumstances.

------------------- The remainder of this page is intentionally left blank -------------------

IN WITNESS WHEREOF the parties have set their hands the day and the year first above written.

The Common Seal of the **Landlord**)
Tai Beng Hwa)
(NRIC No 670122-01-6266))
)
affixed in the presence of:-)

Tai Beng Hwa
(NRIC No 670122-01-6266)

Signed by the **Tenant**)
GIGABIT SPACE SDN. BHD.)
Company SSM No. 202401015964 (1561814-T))
Justine Lim Pun Seng)
NRIC No. 830613-10-5132)
)
in the presence of:-)

GIGABIT SPACE SDN BHD
202401015964 (1561814-T)
Unit 12-5, Level 12, Menara MBMR
No 1, Jalan Syed Putra
58000 Kuala Lumpur.

Justine Lim Pun Seng
NRIC No. 830613-10-5132

Signed by the **Tenant**)
GIGABIT SPACE SDN. BHD.)
Company SSM No. 202401015964 (1561814-T))
Soon Xue Ying)
(NRIC No. 960725-01-6842))
)
in the presence of:-)

GIGABIT SPACE SDN BHD
202401015964 (1561814-T)
Unit 12-5, Level 12, Menara MBMR
No 1, Jalan Syed Putra
58000 Kuala Lumpur.

Soon Xue Ying
NRIC No. 960725-01-6842

FIRST SCHEDULE
(Particulars)
(To be taken, read and construed as an essential part of this Agreement)

1	**Date of this Agreement**	:	**26th June 2024**
2	**Particulars of the Landlord**	:	**Tai Beng Hwa** **(NRIC No 670122-01-6266)** **Lot 6, Jalan Cempaka, Bluwater Estate** **The Mines Resort City,** **43300 Seri Kembangan, Selangor.** **Bank Account No.: 1142 3511 5365** **Account Holder: Tai Beng Hwa** **Bank: Maybank Berhad**
3	**Particulars of the Tenant**	:	GIGABIT SPACE SDN. BHD. 202401015964 (1561814-T) Unit 12-5, Level 12, Menara MBMR No 1, Jalan Syed Putra 58000 Kuala Lumpur.
4	**The Demised Premises**	:	Unit 12-5, Level 12, Menara MBMR No 1, Jalan Syed Putra 58000 Kuala Lumpur
5	**Use of Demised Premises**	:	**1,096 sq. ft.**
6	**Duration of Tenancy**	:	**A period of two (2) years commencing from 1st July 2024 to 30th June 2026**
7	**Date of Commencement of Tenancy**	:	**1st July 2024**
8	**Date of Renewal of Tenancy**	:	**1st July 2026 to 30th June 2027**
9	**Monthly Rent**	:	**RM5,000**
10(a)	**Security Deposit**	:	**RM10,000 (2 months)**
10(b)	**Utility Deposit**		**RM5,000 (1 month)**
11	**Option to Renew**	:	**1 year**

------------------ The remainder of this page is intentionally left blank ------------------